UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2012

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Avenue,
Atlanta Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 5, 2012, Zep Inc. (the “Company”) filed a Current Report on Form 8-K to report the December 1, 2012 completion of the acquisition of certain assets and the assumption of certain liabilities of Vehicle Care Division, a component of Ecolab Inc. (the “Original Form 8-K”).  The transaction was consummated pursuant to an asset purchase agreement that was previously disclosed on a Current Report on Form 8-K filed by the Company on October 17, 2012.

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Original Form 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K that were not available upon the filing of the Original Form 8-K.  Pursuant to the requirements of Form 8-K this supplemental financial statement and pro forma information must be filed no later than 71 days after the required filing date of the Original Form 8-K. This Amended Form 8-K does not make any other changes to the Original Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

The following information is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Report of Independent Registered Public Accounting Firm

Combined Balance Sheet as of September 30, 2012

Combined Statement of Operations for the nine months ended September 30, 2012

Combined Statement of Comprehensive Income for the nine months ended September 30, 2012

Combined Statement of Cash Flows for the nine months ended September 30, 2012

Combined Statement of Changes in the Net Investment of Parent for the nine months ended September 30, 2012

Notes to Combined Financial Statements for the nine months ended September 30, 2012

(b)   Pro Forma Financial Information.

The following information is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Financial Statements
Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 2012
Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended August 31, 2012
Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended November 30, 2012

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)   Exhibits

23.1                        Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Ecolab Inc.

99.1                         Audited combined financial statements of the Vehicle Care Division, a component of Ecolab Inc. as of September 30, 2012, and for the nine months then ended.

99.2                         Unaudited pro forma condensed combined financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2013

Zep Inc.

	By:	/s/ Mark R. Bachmann
Mark R. Bachmann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1                        Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Ecolab Inc.

99.1                         Audited combined financial statements of the Vehicle Care Division, a component of Ecolab Inc. as of September 30, 2012, and for the nine months then ended.

99.2                         Unaudited pro forma condensed combined financial statements.